UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

#1584772

Check the appropriate box:

Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
X	Definitive Information Statement
Mirenco, Inc.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
X	No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the ruling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MIRENCO, INC.

NOTICE OF

2008 ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 31, 2008

Important Notice Regarding the Availability of Meeting Materials for the Shareholder Meeting To Be Held on October 31, 2008.

This communication presents only an overview of the more complete meeting materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the meeting materials before voting.

The information statement and annual report to security holders are available at: www.Mirenco.com

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 20, 2008 to facilitate timely delivery.

The 2008 Annual Meeting of Shareholders of Mirenco, Inc., an Iowa company (the “Company”), will be held at the Mirenco corporate office, 206 May Street, Radcliffe, Iowa on October 31, 2008 at 9:30 AM for the following purposes:

1.

To elect directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

2.

To approve the 2008 Incentive Compensation Plan adopted by the Board of Directors on September 4, 2008; and

3.

To ratify the appointment of Stark Winter Schenkein & Co., LLP as the Company’s certified public accountants for its fiscal year ending December 31, 2008;

3.

To transact any and all other business that may properly come before the Meeting.

Our Information Statement on Schedule 14C; our annual report on Form 10-KSB for the year ended December 31, 2008, and the Mirenco 2008 Incentive Compensation Plan are available at our Web site.  www.Mirenco.com.  You may call Glynis Hendrickson, our CFO, at 800-423-9903 or e-mail her at ghendrickson@mirenco.com to request a copy of documents relating to our future security holder meetings as well as our meeting scheduled for October 31, 2008.  Copies of our quarterly reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008 are also available on our Web site.

All stockholders as of the close of business on September 2, 2008 (the “Record Date”) or their duly appointed proxies, may attend the annual meeting.  Registration and seating will begin at 9:00 A.M.  If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the annual meeting.  If you wish to attend the meeting and need directions, please contact Ms. Hendrickson at the address, phone number or e-mail address stated above.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

INFORMATION STATEMENT

Table of Contents

PAGE

INTRODUCTION

2

PROPOSAL 1—ELECTION OF DIRECTORS

3

PROPOSAL 2 – APPROVAL OF 2008 INCENTIVE COMPENSATION PLAN…………………… 6

PROPOSAL 3 - REAPPOINT CERTIFIED PUBLIC ACCOUNTANTS

9

AUDIT FEES……………………………………………………………………………………………9

EXECUTIVE COMPENSATION

10

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

11

DIRECTORS’ COMPENSATION

12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

14

OTHER MATTERS

15

INTRODUCTION

This information Statement, dated September 2, 2008, is furnished in connection with the 2008 Annual Meeting of Shareholders of Mirenco, Inc. (the “Company”)’ to be held at the Mirenco corporate office, on October 31, 2008 at 9:30 AM, and any adjournments thereof (the “Annual Meeting”), for the purposes set forth in the notice of such meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND A PROXY.

This Information Statement is being provided to shareholders as of September 2, 2008.  The approximate mailing date of this Information Statement is September 17, 2008.

The complete mailing address of the Company’s principal executive office is P.O. Box 343, Radcliffe, Iowa 50230 (telephone: 1-800-423-9903).

Only shareholders of record at the close of business on September 2, 2008 are entitled to participate in the Annual Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:

CLASS

SHARES OUTSTANDING

VOTING

Common Shares

30,415,739

30,415,739

Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Annual Meeting. Under the laws of the State of Iowa (in which the Company is incorporated), abstentions and broker non-votes are counted in determining the votes present at the Annual Meeting. As to Proposal #1, an abstention or broker non-vote has the same effect as a vote against the proposal.

Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Annual Meeting.

At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting that will be presented for consideration at such Annual Meeting.

On April 1, 2008 the Company filed an Annual Report on Form 10-KSB for the year ended December 31, 2007 (the “Annual Report”), a copy of which is being sent to shareholders along with this Information Statement. The audited financial statements for the years ended December 31, 2007 are included in the Annual Report. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement, including the Exhibits hereto, contains statements that should be considered “forward-looking statements,” meaning they refer to possible future events or conditions. Such statements are generally identifiable by the words such as “plan,” “expect,” “estimate,” “budget” or similar words. THE ACHIEVEMENT OF CERTAIN RESULTS OR OTHER EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS DESCRIBED TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DOES NOT EXPECT OR INTEND TO ISSUE ANY UPDATES OR REVISIONS TO THOSE FORWARD-LOOKING STATEMENTS IF OR WHEN ITS EXPECTATIONS, OR EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH SUCH STATEMENTS ARE BASED OCCUR.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the terms of all of the directors will expire. Under the laws of the State of Iowa (in which the Company is incorporated), the election of directors requires the affirmative vote of a plurality of the votes cast by the shares entitled to vote at the Annual Meeting, assuming the presence of a quorum. The holders of the Company’s common stock will vote as a single class on Proposal 1. The name and biography of each nominee is set forth below under “nominees.”

Nominees

It is intended that four directors be elected to hold office until the 2009 Annual Meeting and until their successors shall have been duly elected and qualified. The nominees listed below have been designated as such by the Board of Directors, and all of the nominees have agreed to be candidates when the election is held. However, if for any reason a nominee is not a candidate at that time, a substitute nominee will be designated by the Company.

The nominees are currently directors of the Company.

Name Dwayne Fosseen Don D. Williams Merlin Hanson Timothy Neugent	Age 62 74 67 57	Position with the Company Chief Executive Officer, President, Chairman of the Board of Directors and Treasurer Director Director Director	Director Since February 21, 1997 June 1, 1998 August 11, 2003 September 10, 2003

Dwayne L. Fosseen, age 62, is founder, President, Chief Executive Officer, Chairman of the Board of Directors and Principal (controlling) Shareholder. Mr. Fosseen’s inventiveness and ingenuity have led to several patents that have been issued in the U.S., Canada and Mexico in the field of energy conservation. He also has two patents pending. Mr. Fosseen has personally been involved in major projects with the U.S. Department of Agriculture, U.S. Department of Energy, Iowa Corn Growers Board, National Bio Diesel Board and the Iowa Soybean Promotion Board. Mr. Fosseen has over 15 years experience in the field of heavy-duty engines and has directed major EPA testing efforts at Ortech Corporation, an international emissions testing company. Mr. Fosseen is also the principal in Fosseen Manufacturing & Development, Inc.

Don D. Williams, age 74, a lifelong resident of Williams, Iowa, has been involved in the grain business and is a major producer of livestock. Mr. Williams has also been associated with real estate as a licensed associate. Mr. Williams has served as an officer of the County Farm Bureau Board, Heart of Iowa Realtors Board, and the County Compensation and Extension Board. A director of the Company since June 1, 1998, Mr. Williams is also a veteran of the Korean War.

Merlin “Mert” Hanson, age 67, is a retired partner of RSM McGladrey, an international public accounting and business-consulting firm. He was a partner in the firm for 27 years, until his retirement in 1999. He developed expertise in SEC accounting, mergers, acquisitions, corporate reorganizations, and strategic planning during his more than 30 years with RSM McGladrey. Hanson served in many management positions and a four-year term on the board of directors of RSM McGladrey.

Hanson, who resides in Des Moines, served on many charitable and economic development organizations, including the Golden Circle Business Center and the Golden Circle Loan Guaranty Fund and was a consultant to the Iowa Department of Economic Development. Hanson has been a dedicated volunteer for Goodwill Industries, serving several terms as treasurer and chairman of the board of Goodwill Industries of Central Iowa. He also served nine years on the national board of Goodwill Industries International, including a term as chairman of the board.

Tim Neugent, age 57, is a talented executive with extensive experience as a hands-on manager in the areas of marketing, management, raising of capital and financing, as well as strategic planning and implementation.

Neugent, who resides in Des Moines, has served as Chief Executive and/or Consultant for a number of prominent Iowa companies. He currently serves as an officer or director of several Iowa voluntary organizations and was a recipient of the Ernst & Young Entrepreneur of the Year Award in 1996.

Executive Officers

The current executive officers of the Company are as follows:

Name	Age	Position Held with Company	Held Since

Dwayne Fosseen	62	Chief Executive Officer, President, Chairman of the Board of Directors and Treasurer	February, 1997
Glynis Hendrickson	48	Chief Financial Officer and Secretary	February, 2007

Each corporate officer was elected to hold office until he or she resigns or is removed by the Board of Directors.

For a biography of Dwayne Fosseen, see “Nominees” on page 4.

Glynis M. Hendrickson, age 48, became Chief Financial Officer in February, 2007.  Mrs. Hendrickson graduated from the University of Northern Iowa in 1996.  Mrs. Hendrickson has been employed by Mirenco, Inc. since 2004.   Prior to that, Mrs. Hendrickson was employed by Heartland Pork Enterprises.  Mrs. Hendrickson has 8 years of accounting experience in the manufacturing industry prior to coming to Mirenco.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Structure

The Company is incorporated under the laws of the State of Iowa.  Our Common Stock trades on the Bulletin Board under the symbol “MREO.OB.”

Corporate Governance Guidelines

The Board has adopted a written policy on Insider Trading and a Code of Ethics.   We have made available copies of our Insider Trading Policy and Code of Ethics on our website at www.mirenco.com.  Copies of these documents may also be obtained by sending a request in writing to the Company’s corporate office at 206 May Street, Radcliffe, Iowa  50230.

Board Committees

We have a standing audit committee and a standing compensation committee.  The Board as a whole acts as the nominating committee. Because the small size of our Board, we have determined that a separate committee is not needed at this time.  Directors Merlin Hanson and Don Williams constitute  the membership of the Audit Committee.  Directors Don Williams and Timothy Neugent and Dwayne Fosseen constitute the membership of the Compensation Committee.

Audit Committee.

The audit committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibilities for oversight of:

•

The integrity of the Company's financial statements and financial reporting process;

•

The Company's compliance with legal and regulatory requirements;

•

The independent auditors' qualifications, independence and performance; and

•

Communication among the independent auditors, management and the Board of Directors.

The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.

Compensation Committee.  The Board has established a compensation committee consisting of three directors,  Dwayne Fosseen, Donald Williams, and Timothy Neugent two of whom we consider to be independent directors.

Meetings of the Board

Special meetings of the Board are held as necessary.  In addition, management and the directors communicate informally on a variety of topics, including suggestions for Board agenda items, recent developments, and other matters of interest to the directors.  Each director has full access to management.

Directors are expected to attend all meetings of the Board.  During 2007, the Board held 4 meetings.  Each director attended not less than 75% of the aggregate number of meetings of the Board of Directors.

We have no formal policy with respect to director attendance at the annual meeting of shareholders.  Two members of the Board of Directors attended the annual meeting held October 23, 2007.

Communication with the Board

Shareholders, or anyone else wishing to contact the Board directly, may send a written communication to Glynis Hendrickson, Chief Financial Officer, 206 May Street, Radcliffe, Iowa 50230.  Ms. Hendrickson will forward such correspondence only to the intended recipients, whether the entire Board or only an individual Board member.  However, prior to forwarding any correspondence, Ms. Hendrickson will review such correspondence and, in her discretion, may not forward certain items if they are deemed to be of a commercial nature or sent in bad faith.

Director Independence

Directors Donald Williams, Merlin Hanson, and Timothy Neugent are considered independent, as that term is defined by the American Stock Exchange listing standards.  Our shares are currently traded on the OTC Bulletin Board.

 PROPOSAL 2: TO APPROVE THE COMPANY’S 2008 INCENTIVE COMPENSATION PLAN

GENERAL INFORMATION ABOUT THE PLAN

The shareholders will be asked at the Annual Meeting to vote on a proposal to approve the adoption of the Mirenco, Inc. 2008 Incentive Compensation Plan (the “Plan”). The Board of Directors of the Company adopted the Plan on September 4, 2008, and recommended that the Plan be submitted for shareholder approval. A copy of the Plan is attached to this Information Statement as Appendix A.

Assuming the presence of a quorum at the Annual Meeting, Proposal Two will be approved if the number of votes cast in favor of the Proposal exceeds the number of votes cast in opposition to the Proposal.

MIRENCO, INC. 2008 INCENTIVE COMPENSATION PLAN

On September 4, 2008 the Board of Directors adopted the 2008 Incentive Compensation Plan (the Plan”).  The purpose of the Plan is to encourage and enable key directors, employees and consultants to remain with and devote their best efforts to the business of our Company, thereby advancing the interests of our stockholders.  Accordingly, we may award bonuses in the form of our Common Stock, or options to purchase shares of our Common Stock, subject to certain restrictions set forth in the Plan.  The following is a brief summary of the Plan.

Administration of the Plan

The Plan is administered by a committee of three or more directors appointed by our Board of Directors.  Currently, the Board as a whole is acting as the committee responsible for administering the Plan.  The committee has the sole authority to determine the persons who are to be awarded shares of our Common Stock from among those eligible and to establish the number of shares to be awarded to each person. The committee is to take into consideration the position held, the duties performed, the compensation received, the services expected to be rendered by the recipient, and other relevant factors.  The committee is authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.  A majority of the committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the committee, will be deemed the acts of the committee.  No member of the committee will be liable for any action taken, failure to act, determination, or interpretation made in good faith with respect to the Plan or any shares awarded under the Plan.

Types of Awards

The Plan provides that, subject to stockholder approval, an aggregate of 1,000,000 shares of our Common Stock are reserved for issuance under the terms of the Plan.  The committee overseeing the Plan has the authority to award bonuses, in its sole discretion, in the form of restricted stock or stock options (either qualified incentive options under Section 422 of the Internal Revenue Code, or nonqualified options) to persons eligible to receive awards.  Shares of our Common Stock issued under the Plan are deemed “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act of 1933.  All awards under the Plan are also subject to such additional restrictions, terms, and conditions, if any, as may be determined by the committee.  Any certificate or certificates representing shares issued under the Plan will bear an appropriate restrictive legend.  The committee may also require that certificates representing stock awards be deposited by the recipient with the Company or an escrow agent until the restrictions thereon have lapsed or have been removed.

Eligibility to Receive Awards

The committee determines and designates the persons to whom awards may be made under the Plan, although the committee may authorize awards only to individuals who are key directors, employees or consultants at the time of the award.  Awards may be made to the same person on more than one occasion.

Stock Available for Awards

Awards may be made under the Plan for up to 1,000,000 shares of Common Stock, which would constitute approximately 3.2% of the total number of shares of Common Stock outstanding after issuance of all shares reserved under the Plan.

Adjustments

We are required to make appropriate adjustments or substitutions in connection with the Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs, and other similar changes in capitalization to the extent the Board of Directors deems such adjustment or substitution to be necessary and appropriate.  The Plan also contains provisions addressing the consequences of a merger or consolidation in which the Company is not the surviving corporation, or sale of all or substantially all of our assets or capital stock.  In such event, any shares that have been awarded but not yet issued, will be immediately issued without regard to any restrictions, terms or conditions imposed by the committee and any restrictions placed on shares that have been issued shall be released.

Amendment or Termination

Our Board of Directors, in its discretion, may terminate the Plan at any time with respect to any shares of stock that have not been awarded.  The Board has the right to alter or amend the Plan or any part thereof from time to time, provided that no such change may be made which would impair the rights of the recipient of awards without the consent of such recipient.  Also, the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares that may be issued under the Plan, or materially modify the requirements for participation without stockholder approval.

Our current incentive plans have been terminated and no additional awards will be made under those plans.  Termination of these plans will not affect the status of awards previously granted under those plans.     1,268,910  shares are reserved for issuances upon exercise of options previously awarded under those plans.

Federal Income Tax Consequences

Typically, the tax consequence to us when a stock award is made is that the recipient is deemed to have compensation income.   Recipients of awards of restricted stock are generally subject to federal income tax on the value of the shares on the date the shares are no longer subject to forfeitures.  Recipients of awards of qualified incentive stock options are generally subject to federal income tax upon sale of the underlying shares while those receiving nonqualified options generally are subject to federal income tax upon exercise of the options.  TAX CONSEQUENCES TO PARTICIPANTS AND TO THE COMPANY WILL VARY DEPENDING UPON THE TERMS AND CONDITIONS OF A SPECIFIC AWARD UNDER THE PLAN.

New Plan Benefits

As of the date of this Information Statement and subject to shareholder approval as to the incentive stock options, the  four directors will receive awards relating to a total of  4,000 under the Plan, following the October, 2008 board meeting.   996,000 shares remain will reserved for future awards under the Plan.    The Company cannot currently determine the number or amount of other awards that may be granted to participants under the Plan in the future.  Such determinations will be made by the committee in accordance with the terms of the Plan.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

The Company’s board of directors, having declared its advisability, submits for shareholder ratification a proposal to reappoint Stark Winter Schenkein & Co., LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2008. Since representatives from Stark Winter Schenkein & Co., LLP will not be attending the annual meeting of Mirenco, Inc. on October 31, 2008, they will be unable to answer questions posed by shareholders at that time.

Under the laws of the State of Iowa (in which the Company is incorporated), if a quorum exists, this reappointment will be approved if the votes cast at the Annual Meeting favoring the proposal exceed the votes cast opposing the proposal,

Audit Fees

Fees billed by Stark Winter Schenkein & Co., LLP and fees incurred, for professional services are estimated to be $28,900 for the year ended December 31, 2007 and $20,100 for the year ended December 31, 2006, including fees associated with the annual audit and review of the quarterly reports on Form 10-QSB.  Fees for these services are billed as incurred and recorded by the Company as invoices are received.

Tax Fees

$0  in fees were billed by Stark Winter Schenkein & Co., LLP for tax services in 2007 and $0 in fees were billed by Stark Winter Schenkein & Co., LLP for tax services in 2006.

All other Fees

No fees were billed by Stark Winter Schenkein & Co., LLP, for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 other than those specified above.

On September 11, 2008, the Board of Directors voted to engage Stark Winter Schenkein & Co., LLP to audit the Company’s financial statements for the year ended December 31, 2008.

Stark Winter Schenkein & Co. is responsible for performing an integrated audit and issuing reports and opinions on the Company’s consolidated financial statements.

The board reviewed and discussed the 2007 consolidated financial statements with management.   Management represented to us that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

OTHER BUSINESS

The Company does not know of any other business at the time of printing of this document that will be presented for consideration at the Annual Meeting. However, if any other business should come before the Annual Meeting, management of the Company will have discretion to act in accordance with its best judgment.

SUPPLEMENTAL DISCLOSURES

Summary Executive Compensation

The table below sets forth a summary of the compensation earned by our named chief executive officer , the chief financial officer and the most highly paid executive officers serving as such at the end of 2007 whose salary, bonus and stock awards exceeded $100,000 for the year ended December 31, 2007 (the "Named Executive Officers").

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)	Option Awards ($) (f)	All Other Compensation ($)	Total ($) (j)
Dwayne Fosseen, PEO	2007 2006 2005	$ 63,475 $ 31,904 $38,697	$ 463 $1,069 $ 843		$63,902 $32,973 $39,540
Glynis Hendrickson, PFO	2007	$52,000	$2,500		$ 54,500
Richard Musal, PFO	2007 2006 2005	$17,269 $39,250 $89,092	$ 463 $1,069 $ 843	$27,822	$45,554 $40,319 $89,935

Mr. Musal was also paid $27,022 in consulting fees during 2007.

Ms. Hendrickson was employed by Mirenco, Inc. in 2006 and 2005, however, not as an officer.

In the fiscal year ended December 31, 2007, stock options for 9,000 shares were granted to Directors, all of which are reflected in the table below:

Grants of Plan Based Awards

Name (a)		All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) k	Grant Date Fair Value of Stock and Option Awards l
Grant Date
Dwayne Fosseen, PEO	2/16/2007 5/3/2007	1,000 1,000	.25 .375	$200 $300
Donald Williams	2/16/2007 5/3/2007	1,000 1,000	.25 .375	$200 $300
Merlin Hanson	2/16/2007	1,000	.25 .375	$200 $300
Timothy Neugent	2/16/2007 5/3/2007	1,000 1,000	.25 .375	$200 $300
Richard Musal	2/16/2007 5/3/2007	1,000 1,000	.25 .375	$200 $300

Outstanding Equity Awards at Fiscal Year-End

There were no stock option exercises by executive officers during the year ended December 31, 2007. Set forth in the table below is information, with respect to each Named Executive Officers, as to (a) the total number of unexercised options held on December 31, 2007, separately identified between those exercisable and those not exercisable; and (b) the aggregate value of in-the-money, unexercised options held on December 31, 2007, separately identified as those exercisable and those not exercisable.

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Dwayne Fosseen, PEO	15,000	$ 4,524	1/31/14
Glynis Hendrickson,PFO	36,500	$11,813	1/31/14	20,000	$5,600 (1)
Merlin Hanson	19,000	$ 7,436	1/31/14
Donald Williams	22,000	$ 9,524	1/31/14
Timothy Neugent	16,000	$ 46,891	1/31/14

(1)

Per share closing price as of September 15, 2008.

Compensation of Directors

Name (a)	Option Awards ($) (d)	All Other Compensation ($) (g)	Total ($) (j)
Merlin Hanson, Director	$250	$ 45	$295
Donald Williams, Director	$463	$123	$586
Timothy Neugent, Director	$463	$ 49	$512

Other compensation includes mileage reimbursement of $218 which was incurred during the fiscal year ended December 31, 2007. In addition, stock options for 9,000 shares were granted to Directors in lieu of fees starting with the March 2005 Directors’ Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the individuals serving on the Board of Directors, the Company’s executive officers and significant employees, and information with respect to the number of shares of the Company’s common stock beneficially owned by each of them directly or indirectly, as of June 30, 2008. The number of shares beneficially owned includes shares, if any, held in the name of the spouse, minor children, or other relatives of the individual living in his home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote or the use of the income, or whereby the individual can vest or re-vest title in himself or herself at once or at some future time.

Name, Position and Address	Amount Beneficially			Percent
of Beneficial Owner	Owned	(a)		of Class

Dwayne Fosseen, Director, Chairman of the Board	10,749,621		(b)	33.76%
and Chief Executive Officer
206 May Street
Radcliffe, IA 50230

Glynis M. Hendrickson, Secretary	36,500		(c)	0.15%
and Chief Financial Officer
206 May Street
Radcliffe, IA 50230

Don Williams, Director	416,700		(d)	1.37%
206 May Street
Radcliffe, IA 50230

Tim Neugent, Director	45,000		(e)	0.15%
206 May Street
Radcliffe, IA 50230

Merlin Hanson, Director	17,000		(f)	0.06%
206 May Street
Radcliffe, IA 50230

All Directors and Officers as a group
(5 persons)	11,274,821			35.48%

Robert Glace	7,211,000		(g)	18.24%
10 Eastwood Dr. Eldora, IA 50627

Total number of shares outstanding 12/31/07	30,415,739
Total options outstanding	1,268,918
Total warrants outstanding	646,000

Total shares, options and warrants	39,541,657

(a)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under warrants which are currently exercisable, or which will become exercisable no later than 60 days after September 17, 2008, are deemed outstanding for computing the percentage of the person holding such warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(b)

Dwayne Fosseen’s beneficial ownership includes 35,450 shares, which are acquirable within 60 days pursuant to the exercise of outstanding stock options owned by himself and his spouse.  Mr. Fosseen’s beneficial ownership also includes 15,000 shares of Common Stock issuable upon exercise of Common Stock purchase options and 370,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(b)

Glynis Hendrickson’s beneficial ownership includes 36,500 shares of Common Stock issuable upon exercise of Common Stock purchase options.

(d)

Don William’s beneficial ownership includes 22,000 shares of Common Stock issuable upon exercise of Common Stock purchase options.

(e)

Tim Neugent’s beneficial ownership includes 16,000 shares of Common Stock issuable upon exercise of Common Stock purchase options.

(f)

Merlin Hanson’s beneficial ownership includes 19,000 shares of Common Stock issuable upon exercise of Common Stock purchase options.

(g)

Bob Glaces’ beneficial ownership includes 7,211,000 of Common Stock shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2007, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2007, the following table identifies any director, officer or beneficial owner of more than ten percent of the Company’s common stock who failed to file on a timely basis reports required by section 16(a) of the Exchange Act.

Number of

Transactions

Not Reported

Known

Number of

on a Timely

Failure to

Reporting Person

Late Reports

Basis

File

Dwayne Fosseen, CEO, Board Chairman and treasurer

0

0

None

Don Williams, Director

0

0

None

Merlin Hanson, Director

0

0

None

Tim Neugent, Director

0

0

None

Robert Glace                                                                                0                            0                         None

Certain Relationships and Related Transactions

The Company purchased services from several entities with direct relationships to the majority stockholder of the Company.  Such payments totaled $9,600 and $9,600 for the years ended December 31, 2007 and 2006, respectively.

On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks for an initial price of $25,000 from a company whose stockholders have controlling ownership in the Company.  The patents and trademarks were recorded as a lump-sum purchase at the affiliate’s carrying value, $9,800, at the date of purchase.  The remaining $15,200 was recorded as a distribution to stockholders.  In July 2000, upon the completed sale of 1,000,000 shares of stock to the public and in accordance with the patent purchase agreement a payment of $225,000 was paid and was accounted for as a distribution to stockholders.  Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for the 20 years that began November 1, 1999.  This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent.  From January 1, 1999 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly. The Company incurred royalty expense to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2007 and 2006 in the amounts of $18,489 and $17,696 respectively.

OTHER MATTERS

Annual Report and Financial Statements

Our 2007 Annual Report, which includes our audited financial statements for the fiscal year ended December 31, 2007, is available on our Website www.mirenco.com.   The 2007 Annual Report includes our Annual Report on Form 10-KSB for the year ended December 31, 2007, which has been filed with the Securities and Exchange Commission (“SEC”).  Copies of our quarterly reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008 are also available on our Web site.

For information on how to obtain additional copies, please see “Where You Can Find Additional Information,” below.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of our periodic reports, information statements or other information concerning us, without charge, by written request, directed to Glynis M. Hendrickson, Secretary, Mirenco, Inc., PO Box 343, Radcliffe, Iowa  50230 or by telephone at (515) 899-2164.  If you would like to request documents, please do so by October 20, 2008 in order to receive them before the Annual Meeting.   Our periodic reports are also available on our website:  www.mirenco.com.

THIS INFORMATION STATEMENT IS DATED SEPTEMBER 17, 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ABOVE, UNLESS EXPRESSLY PROVIDED, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Dwayne Fosseen

President

Radcliffe, Iowa

September 17, 2008

Appendix A

MIRENCO, INC.

2008 INCENTIVE COMPENSATION PLAN

ARTICLE ONE

GENERAL

SECTION I.  PURPOSE

The purpose of the Mirenco, Inc. 2008 Incentive Compensation Plan (the “Plan”) is to encourage and enable key officers, directors, employees and consultants (the “Participants”) of Mirenco, Inc. or any of its Subsidiaries (collectively, the “Company”), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.  Accordingly, the Company may award compensation in the form of Common Stock of the Company, no par value per share (“Shares”) subject to restrictions (“Restricted Stock”), or an option to purchase Shares, either as a tax-qualified incentive stock option (“ISO”) or as a non-statutory stock option (“NSO”).  ISOs and NSOs are jointly referred to as “Options.”

SECTION II.  ADMINISTRATION OF THE PLAN

The Plan shall be administered by a committee of three or more directors of the Company appointed by the Board of Directors or, in the absence of such a committee, by the Board of Directors (the “Committee”).  The Committee may, from time-to-time, in its sole discretion and subject to this Plan and to such other terms and conditions as it may prescribe, award to any Participant Restricted Stock or Options (each, an “Award”).

The Committee is authorized to interpret the Plan, and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.  A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee.  All decisions made by the Committee in selecting the Participants to whom Awards shall be awarded, in establishing the number of Shares of Restricted Stock, or Shares underlying Options, which may be awarded Participants and in construing the provisions of the Plan shall be final.  No member of the Committee shall be liable for any action taken, failure to act, determination or interpretation made in good faith with respect to the Plan or any Award under the Plan.

An Award shall be evidenced by a signed agreement containing such terms and conditions as the Committee may in its sole discretion determine (“Agreement”), so long as such terms and conditions are not inconsistent with this Plan.

SECTION III.  SHARES SUBJECT TO THE PLAN

The aggregate number of Shares subject to Awards under this Plan shall not exceed 1,000,000 Shares, all of which could be subject to ISO Awards if so determined by the Committee.  Such Shares may consist of authorized but unissued Shares or previously issued Shares reacquired by the Company.  Any of such Shares which remain unissued and which are not subject to Awards at the termination of the Plan shall cease to be subject to the Plan.  Should any Stock previously awarded as Restricted Stock be forfeited, the Shares of Restricted Stock so forfeited will again be available for grant or award under the Plan.  The aggregate number of Shares which may be issued under the Plan shall be subject to adjustment as provided in Section V hereof.

SECTION IV.  ELIGIBILITY

The Committee shall determine and designate, at any time or from time to time, the Participants to receive Awards.  Awards may be received by the same Participant on more than one occasion.

SECTION V.  ADJUSTMENTS

In the event the Company shall effect a split of the Shares or dividend payable in Shares, or in the event the outstanding Shares shall be combined into a smaller number of Shares, the maximum number of Shares as to which Awards may be granted under the Plan shall be increased or decreased proportionately.

In the event of a reclassification of the Company’s capital stock not covered by the foregoing, or in the event of a liquidation or reorganization, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number and kind of securities for which Awards may be granted under the Plan.

In the event of a merger or consolidation in which the Company is not the surviving Company or sale of all or substantially all of the assets or capital stock of the Company, any Shares that are subject of any Award but not yet issued shall be immediately issued without regard to any restrictions, terms or conditions imposed by the Committee pursuant to the Award and any restrictions placed on Restricted Stock that has been issued shall be released.

The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

ARTICLE TWO

RESTRICTED STOCK

SECTION VI.  RESTRICTED STOCK AWARDS.

The Committee may from time to time, in its sole discretion, award bonuses in the form of Restricted Stock to persons eligible to receive Awards of Restricted Stock under this Plan.  All Restricted Stock awarded under the Plan shall be subject to such restrictions, terms and conditions, if any, as may be determined by the Committee.  The Committee may in its sole discretion remove, modify or accelerate the release of restrictions on any Restricted Stock in the event of death or disability of the recipient of such Restricted Stock.  Any certificate or certificates representing Shares of Restricted Stock shall bear a stamped or printed notice on the face thereof to the effect that such Shares have been awarded pursuant to the terms of the Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as set forth in the terms of such Award.  If the Committee so determines, the certificates representing Restricted Stock shall be deposited by the recipient with the Company or an escrow agent designated by the Company until the restrictions thereon have lapsed or have been removed in accordance with the provisions of this Section.  Upon the lapse of the restrictions or removal thereof by the Committee, new unrestricted certificates for the number of Shares on which the restrictions have lapsed or been removed shall, upon request by the recipient of the Restricted Stock, be issued in exchange for such restricted certificates.

ARTICLE THREE

STOCK OPTION AWARDS

SECTION VII. EXERCISE PRICE.

The purchase price of Shares under each Option (the “Exercise Price”) shall be not less than the Fair Market Value of the Shares on the date the Option is awarded (“Grant Date”) except that, in the case of a grantee of an ISO who is a 10% or greater stockholder in the Company, not less than 110% of the Fair Market Value of the Shares, on the Grant Date of the ISO.  The Exercise Price shall be adjusted by the Committee with respect to Awards not already granted to remain consistent with restrictions imposed by the Code.

“Fair Market Value” means the market price of a Share on the Grant Date, determined by the Committee in good faith on such basis as it deems appropriate; provided, however, as long as the Shares are traded on the OTCBB, Nasdaq Stock Market or a major exchange, the Fair Market Value per Share shall be the last sale price on the principal United States market for the Shares on the Grant Date, or if such date is not a trading date, on the last trading date immediately prior to the Grant Date.  Such determination shall be conclusive and binding on the Participant and all other persons.

SECTION VIII.  EXERCISE AND TERM OF OPTIONS.

a.

Options shall be exercisable at such time and subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, which need not be the same for all Participants.  The Committee shall establish procedures governing the exercise of Options and shall require that written notice of exercise be given and that the Exercise Price be paid in full.  In connection with any Award, the Committee may specify such vesting and forfeiture provisions as it deems appropriate.  As soon as practicable after receipt of full payment, the Company shall deliver to the Participant a certificate or certificates representing the acquired Shares.

b.

Subject to such terms and conditions as the Committee may establish from time-to-time, which terms and conditions with respect to Options shall not be inconsistent with the applicable provisions of the Act, the Options may be exercised at any time prior to the expiration date of the Option established by the Committee at the time of the Award.

c.

Subject to the terms and conditions established by the Committee, Options may be exercised either for the total number of Shares to which the Options relate or to such portion or portions thereof as the Participant shall determine.  Unless otherwise provided in the Agreement, or the Code, Options may be exercised without regard to the sequence in which such Options were granted.

d.

To the extent that the aggregate Fair Market Value (measured by the Fair Market Value of the Shares at the Grant Date) of ISOs which become exercisable for the first time by any Participant during any calendar year exceeds one hundred thousand dollars ($100,000), the excess of such Options shall be treated as NSOs.

SECTION IX.  LIMITATION ON ISOs.

Notwithstanding anything in the Plan to the contrary, the following additional conditions shall apply to the grant of Options which are intended to qualify as ISOs, which additional conditions may be modified from time-to-time by the Committee to remain consistent with the Code.

a.

All ISOs must be granted within ten years of the earlier of the date on which this Plan was adopted by the Company’s Board of Directors or the date this Plan was approved by the stockholders.

b.

Unless sooner exercised, terminated or canceled, all ISOs shall expire no later than ten years after the Grant Date, or in the case of a grantee who owns more than 10% of the combined voting power of all classes of stock of the Company or of its Subsidiaries, no later than five years after the Grant Date.

c.

The Agreement shall provide that the ISO is exercisable during the Participant’s lifetime only by the Participant (or the Participant’s legal representative, in the event the Participant is disabled) and that the ISO is not transferable other than by will or the laws of descent and distribution.

SECTION X.  DEATH OF PARTICIPANT.

a.

Upon the death of the Participant, any Option exercisable on the date of death may be exercised by the Participant’s estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining option term of the Option and one year after the Participant’s death.

b.

The provisions of this Section shall apply notwithstanding the fact that the Participant’s employment may have been terminated prior to death, but only to the extent of any Options exercisable on the date of death.  For purposes of this Plan only, references to “employment” shall mean services by the Participant to the Company for which an Award is granted, whether as an employee, director or consultant.

SECTION XI.  DISABILITY.

Upon the termination of the Participant’s employment by reason of Disability, the Participant may, within one (1) year from the date of such termination of employment, exercise any Option to the extent such Options were exercisable at the date of such termination of employment.

SECTION XII.  TERMINATION FOR OTHER REASONS.

Except as provided in Sections X and XI, or except as otherwise determined by the Committee, all Options shall terminate, and no longer be exercisable three (3) months after the effective date of termination of the Participant’s employment.

ARTICLE FOUR

MISCELLANEOUS PROVISIONS

SECTION XIII.  GENERAL DEFINITIONS.

a.

The term Subsidiary shall mean, unless the context otherwise requires, any Company (other than the Company) in an unbroken chain of Companies beginning with the Company if each of the Companies other than the last Company in such chain owns stock possessing at least fifty percent (50%) of the voting power in one of the other Companies in such chain.  For the purpose of this section, stock ownership shall be determined in accordance with Section 424 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

b.

Except as may be otherwise required by the Code as to ISOs, the term Disability shall have the meaning determined by the Committee in its sole discretion.

SECTION XIV.  ACCELERATION UPON CERTAIN CHANGES.

Notwithstanding anything in the Plan to the contrary, Agreements may contain change of control provisions for the benefit of the Participant as the Committee shall approve (such approval to be conclusively evidenced by the execution and delivery of such Agreement to the Participant).  Change of control provisions shall mean provisions to protect Participant’s interest in the Plan should the Company, its stock or its assets, be acquired by another person or entity, or should the Participant’s employment terminate in connection therewith.

SECTION XV.  NON-UNIFORM DETERMINATIONS.

The Committee’s determinations, including without limitation, (a) the Participants’ right to receive Awards, (b) the form, amount and timing of Awards, (c) the terms, conditions and provisions of Awards (including vesting and forfeiture provisions) and (d) the Agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

SECTION XVI.  LIMITATIONS ON AWARDS.

In the case of officers and other persons subject to Section 16(b) of the Act, the Committee, in its discretion, may impose limitations upon the exercise, delivery or payment of any Award which it believes are necessary or desirable in order to comply with Section 16(b) of the Act and the rules and regulations thereunder.  The Committee may require any person receiving Shares hereunder to acknowledge that such Shares are being acquired for investment purposes and not with a view for resale or distribution and such Shares shall not be sold or transferred unless in accordance with applicable law and regulations.  If the Company, as part of an offering of securities or otherwise, finds it desirable because of legal or regulatory requirements to reduce the period during which Options may be exercised, the Committee may, in its discretion and without the Participants’ consent, so reduce such period on not less than fifteen (15) days’ written notice to the Participants thereof.

SECTION XVII.  RESTRICTIONS ON RESALE.

To the extent required to comply with Rule 16b-3, no Participant receiving an Award under this Plan may dispose of Shares awarded under the Plan prior to the expiration of six months from the Grant Date or dispose of an Option awarded under the Plan, or its underlying Shares, prior to the expiration of six months from the date of acquisition of the Shares or the Option.

SECTION XVIII.  INDEMNIFICATION.

Committee members shall be indemnified and held harmless by the Company from any loss, liability, or expense that may be imposed upon or incurred by such present or past Committee member in connection with or resulting from any claim, action, or proceeding in which the member is involved by reason of any action taken or failure to act under the Plan; provided such member shall give the Company an opportunity, at its own expense, to defend the same.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter or law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION XIX.  RIGHTS OF PARTICIPANTS.

Nothing in the Plan shall interfere with or limit in any way the right of the Company and/or its Subsidiaries to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in employment for any period of time or to continue his or her present or any other rate of compensation.  No employee shall have a right to be selected as Participant, or, having been so selected, to be selected again as a Participant.

SECTION XX.  REQUIREMENTS OF LAW.

Awards, Agreements, and the issuance of Shares shall be subject to applicable laws, rules and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.  The Committee shall determine whether any Award or Shares issued hereunder is required to be registered under the Securities Act of 1933, as amended, or may be issued under an exemption.  In its sole discretion, the Company may, but is not obligated to, file a registration statement covering Shares issued under the Plan.

SECTION XXI.  LEGEND ON STOCK CERTIFICATES.

Unless Shares issued under the Plan has been previously registered, issued Shares shall bear the following or similar legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “1933 Act”) or under the securities laws of any state and may not be transferred, assigned, sold or hypothecated unless a registration statement under the 1933 Act and the applicable state laws shall be in effect with respect thereto or an opinion of counsel satisfactory to the Company shall be received to the effect the registration under the 1933 Act and applicable state securities laws is not required.”

SECTION XXII.  WITHHOLDING.

The Company shall have the right to withhold taxes, as required by law, from any transfer of Shares to a Participant under the Plan or to collect, as a condition of such transfer, any taxes required by law to be withheld.

SECTION XXIII.  AMENDMENT OR TERMINATION OF THE PLAN.

a.

The Committee may, without further action by the stockholders and without receiving further consideration from the Participants, amend this Plan or condition or modify Awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with NASDAQ rules or requirements.

b.

The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Committee may not (i) increase the maximum number of Shares which may be issued under the Plan, (ii) extend the period during which any Award may be granted or exercised, or (iii) extend the term of the Plan.  The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a Participant, affect his or her rights under an Award previously granted to him or her.

SECTION XXIV.  EFFECTIVE DATE.

This Plan shall be effective September 4, 2008.  No Awards of Options shall be made hereunder after the expiration of ten years from such date.

8